UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  October 20, 2016

Interleukin Genetics, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-32715	94-3123681
(Commission File Number)	(IRS Employer Identification No.)

135 Beaver Street Waltham, MA	02452
(Address of Principal Executive Offices)	(Zip Code)

(781) 398-0700

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2016 Annual Meeting of Stockholders (the “Annual Meeting”) of Interleukin Genetics, Inc. (the “Company”) was held on October 20, 2016. At the Annual Meeting, at which a quorum was present, the stockholders of the Company voted on and approved the following matters, which are described in detail in the Proxy Statement filed with the Securities and Exchange Commission on September 9, 2016 (the “Proxy Statement”): (1) to elect William C. Mills III and Joseph M. Landstra as Class I directors for a three-year term expiring at the Company’s 2019 annual meeting (“Proposal 1”); (2) to ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016 (“Proposal 2”); (3) to approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement (“Proposal 3”); (4) to approve an amendment to the Company’s Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 450,000,000 to 650,000,000 at any time prior to the earlier of (i) October 1, 2017 and (ii) the 2017 annual meeting of stockholders (“Proposal 4”); and (5) to approve an amendment to the Company’s Restated Certificate of Incorporation to effect a reverse stock split by combining outstanding shares of the Company’s common stock into a lesser number of outstanding shares by a ratio of not less than 1-for-15 and not more than 1-for-60 at any time prior to the earlier of (i) October 1, 2017 and (ii) the 2017 annual meeting of stockholders, with the exact ratio to be set within this range by the Company’s Board of Directors in its sole discretion (“Proposal 5”).

The tabulation of votes with respect to the proposals was as follows:

Proposal 1 – Election of Directors:

	For	Withheld	Broker Non-Votes
William C. Mills III	176,602,120	1,899,162	29,362,302
Joseph M. Landstra	177,848,925	652,357	29,362,302

Proposal 2 – Ratification of Independent Registered Public Accounting Firm:

For	Against	Abstain
205,863,333	1,900,702	99,549

Proposal 3 – Advisory Vote on Approval of Executive Compensation:

For	Against	Abstain	Broker Non-Votes
177,825,137	658,645	17,500	29,362,302

Proposal 4 – Amendment of the Company’s Restated Certificate of Incorporation (Authorized Common Stock Increase):

For	Against	Abstain
199,853,400	7,900,318	109,866

Proposal 5 – Amendment of the Company’s Restated Certificate of Incorporation (Reverse Stock Split):

For	Against	Abstain
196,073,963	11,718,290	71,331

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERLEUKIN GENETICS, INC.

Date: October 24, 2016	/s/ Stephen DiPalma
Stephen DiPalma
Interim Chief Financial Officer